SUMMARY PROSPECTUS
February 1, 2016
CALVERT GLOBAL WATER FUND
Class (Ticker):	I (CFWIX)
Link to Prospectus (Table of Contents)		Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated February 1, 2016, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-327-2109 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of capital through investment in equity securities of companies active in the water-related resource sector.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.99%
Distribution and service (12b-1) fees	None
Other expenses	2.87%
Total annual fund operating expenses	3.86%
Less fee waiver and/or expense reimbursement[2]	(2.57%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.29%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 1.29% through January 31, 2017. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class I to 2.00% through January 31, 2026. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$13,139	$55,877	$101,218	$227,020
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or that are significantly involved in water-related services or technologies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Fund concentrates (invests more than 25% of its total assets) in the water-related resource sector, which includes water utilities, companies that provide water and wastewater services, such as water treatment, distribution, and infrastructure, and companies that manufacture water-related equipment, such as filtration, metering and environmental controls. These companies may also provide services, technologies or products that involve water-related construction and engineering or that promote water conservation and the efficient use of water. The Fund seeks to invest in companies directly involved in the management of water-related resources and not in packagers or resellers of bottled water.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.

SUMMARY PROSPECTUS FEBRUARY 1, 2016 1

A company whose main business is in the water-related resource sector or that is significantly involved in the water-related resource sector will: (1) derive at least 50% of its revenues or earnings from water-related resource sector activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following water indices: S&P Global Water Index, ISE Water Index and S-Network Global Water Index. For more information on these indices, see “Description of Water Indices” in this Prospectus.
The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many water-related resource companies are in the early stages of development.
The Fund may invest in several countries in different geographic regions of the world (at least three different countries), and the Subadvisor’s stock selection process does not utilize a predetermined geographic allocation. The Fund primarily invests in developed countries but may purchase securities in any geographic region (including in emerging markets) if the Subadvisor deems the company attractive. The Fund will invest at least 40% of its assets in foreign securities or, if the Advisor determines conditions are not favorable, invest at least 30% of its assets in foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.
The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Subadvisor combines quantitative (initial screening and evaluation) and fundamental processes. The fundamental process focuses on company strength, growth, and cash flow measures, taking into account sustainable and socially responsible investing initiatives and policies. Top-down views on industries, sectors or regions act as risk controls in portfolio construction.
Responsible Investing. The Fund has sustainable and socially responsible investment criteria that reflect threshold responsibility standards that Calvert uses to determine whether a security qualifies as an investment for the Fund. The Fund seeks to invest in companies that produce or market safe water-related products, services and technologies that enhance (i) access to water, (ii) affordability of water, (iii) public health, or (iv) quality of life. Consistent with its view that equitable access to water is a fundamental human right, Calvert also considers issues related to specific human rights and Indigenous People’s Rights when evaluating corporate performance and commitments in the water sector.
Investments are selected for financial soundness and evaluated according to these sustainability and corporate responsibility criteria, the application of which is in the economic interest of the Fund and its shareholders.Investments are selected for financial soundness and evaluated according to these sustainability and corporate responsibility criteria, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Water Sector Risk. Stocks that comprise the water-related resource sector may fall in value.
Water Industry Risks. The water industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.
Concentration Risk. A downturn in the water-related resources sector would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the

2 SUMMARY PROSPECTUS FEBRUARY 1, 2016

issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class I shares prior to January 31, 2014 (the Class I shares’ inception date) reflect the performance of Class A shares at net asset value. The Fund’s Class A shares are offered in a separate prospectus. Because Class I shares are invested in the same portfolio of securities, returns for Class I shares would have been substantially similar to those of Class A shares and differ only to the extent that the Classes have different expenses; actual Class I share performance would have been higher than Class A share performance because Class I has lower class-specific expenses than Class A.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	25.55%
Worst Quarter (of periods shown)	9/30/11	-15.39%

SUMMARY PROSPECTUS FEBRUARY 1, 2016 3

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	Since Inception (9/30/08)
Return before taxes	-12.30%	4.59%	5.41%
Return after taxes on distributions	-12.69%	2.67%	3.96%
Return after taxes on distributions and sale of Fund shares	-6.96%	3.04%	3.91%
S-Network Global Water Index (reflects no deduction for fees, expenses or taxes)	-0.65%	7.08%	7.48%
Lipper Global Natural Resources Funds Avg. (reflects no deduction for taxes)	-22.97%	-8.71%	-4.39%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor” or “Subadvisor”)
Investment Subadvisor. Kleinwort Benson Investors International, Ltd. (“KBI” or “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Catherine Ryan	Portfolio Manager, Environmental Strategies, KBI	Since October 2009
Matthew Sheldon, CFA	Portfolio Manager, Environmental Strategies, KBI	Since April 2011
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.

Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:
No. 811-10045 Calvert Impact Fund, Inc.

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

4 SUMMARY PROSPECTUS FEBRUARY 1, 2016